Press Release	Source: The Cushing MLP Total Return Fund

The Cushing MLP Total Return Fund Announces Upsizing and Pricing of Public Offering of Common Shares

Wednesday, July 14, 2010

DALLAS, TEXAS—The Cushing MLP Total Return Fund (the “Fund”) (NYSE: SRV) today announced the pricing of a public offering of common shares.  The Fund agreed to sell a total of 7,500,000 common shares at a price to the public of $8.08 per share (exclusive of 1,125,000 common shares that the underwriters may purchase pursuant to a 45-day option to cover over-allotments).  Net proceeds from the offering of approximately $57.3 million will be used to make additional portfolio investments that are consistent with the Fund’s investment objective and for general corporate purposes.  The offering is scheduled to close on July 19, 2010.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE Amex: LTS), is acting as sole book-running manager for the offering. Maxim Group LLC, National Securities Corporation, Wunderlich Securities, and Boenning and Scattergood Inc. are acting as co-managing underwriters for the offering. The offering of these securities will be made only by means of a prospectus. A copy of the preliminary prospectus supplement and prospectus supplement relating to the offering may be obtained from the following address:

Ladenburg Thalmann & Co. Inc.
Attn: Syndicate Department
58 South Service Road, Suite 160
Melville, New York 11747
Telephone: 631-270-1600
Fax: 631-270-1998

Investors may also obtain these documents free of charge from the Securities and Exchange Commission’s website at www.sec.gov.

An investor should read the Fund’s preliminary prospectus supplement and prospectus supplement carefully before investing. The preliminary prospectus supplement and prospectus supplement contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

About The Cushing MLP Total Return Fund

The Cushing MLP Total Return Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

About Swank Energy Income Advisors, LP

Swank Energy Income Advisors, LP (“Swank Energy”), is an SEC-registered Investment Adviser headquartered in Dallas, Texas. Swank Energy serves as investment adviser to affiliated funds, which invest primarily in securities of MLPs and other natural resource companies.  Swank Energy is also the sponsor for The Cushing® 30 MLP Index which is a fundamental based North American energy infrastructure index, comprised of 30 equally weighted publicly traded MLPs.  The Cushing® 30 MLP Index is calculated by Standard & Poor's and reported under the Bloomberg ticker “MLPX”.  Swank Energy continues to expand its platform of MLP-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors.  Swank Energy seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community.

Contact:
The Cushing MLP Total Return Fund
For additional information contact:
Curt Pabst: (214) 635-1689
www.swankfunds.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words, “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

The Cushing® 30 MLP Index (the “Cushing® 30”) is the exclusive property of Swank Capital, LLC, which has contracted with the Standard & Poor’s (“S&P”) to maintain and calculate the Index.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC “Calculated by S&P Custom Indices” and its related stylized mark(s) are service marks of Standard & Poor’s Financial Services LLC and have been licensed by use by Swank Capital, LLC.  S&P and its affiliates shall have no liability for any errors or omissions in calculating the Index.

Source: The Cushing MLP Total Return Fund